UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2021

Hess Midstream LP

(Exact name of registrant as specified in its charter)

DELAWARE	No. 001-39163	No. 84-3211812
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1501 McKinney Street

Houston, Texas 77010

(Address, including zip code, of registrant’s principal executive offices)

Registrant’s Telephone Number, Including Area Code: (713) 496-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	HESM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Unit Repurchase Agreement

On July 27, 2021, Hess Midstream LP, a Delaware limited partnership (the “Company”), Hess Midstream Operations LP, a Delaware limited partnership and a subsidiary of the Company that holds all of the Company’s operating assets (“HESM OpCo” and, together with the Company, the “Partnership Entities”), Hess Investments North Dakota LLC, a Delaware limited liability company (“HINDL”), and GIP II Blue Holding Partnership, L.P., a Delaware limited partnership (“GIP” and, together with HINDL, the “Sponsors” and each, a “Sponsor”), entered into a Unit Repurchase Agreement (the “Repurchase Agreement”) pursuant to which HESM OpCo has agreed to purchase from each Sponsor 15,625,000 Class B units representing limited partner interests in HESM OpCo (the “Class B Units” and such Class B Units subject to the Repurchase Agreement, the “Subject Units”) for an aggregate purchase price of $750 million (the “Repurchase Transaction”). The purchase price per Class B Unit is $24.00, representing an approximate 4% discount to the 30-day volume weighted average trading price of Class A shares representing limited partner interests in the Company (the “Class A Shares”) through July 27, 2021. Pursuant to the terms of the Repurchase Agreement, immediately following the purchase of the Subject Units from the Sponsors, HESM OpCo will cancel the Subject Units, and the Company will cancel, for no consideration, an equal number of Class B shares representing limited partner interests in the Company (the “Class B Shares”) held by Hess Midstream GP LP, a Delaware limited partnership and the general partner of the Company (the “General Partner”), in accordance with Section 5.5(e) of the Amended and Restated Agreement of Limited Partnership of the Company, dated as of December 16, 2019.

The terms of the Repurchase Agreement were unanimously approved by the Board of Directors (the “Board”) of Hess Midstream GP LLC (“GP LLC”), the general partner of the General Partner, and the Conflicts Committee of the Board comprising solely of independent directors. The Conflicts Committee retained independent legal and financial advisors to assist it in evaluating and negotiating the Repurchase Agreement and the Repurchase Transaction.

Each of the Sponsors has made customary representations and warranties in the Repurchase Agreement, including, among others, representations and warranties as to their organization, authorization to enter into the Repurchase Agreement, ownership of the Subject Units and necessary consents and approvals. Each of the Partnership Entities has also made customary representations and warranties in the Repurchase Agreement, including, among others, representations and warranties as to their organization, authorization to enter into the Repurchase Agreement and necessary consents and approvals.

The Repurchase Agreement provides that the closing of the Repurchase Transaction is subject to the satisfaction or waiver of customary closing conditions and receipt by HESM OpCo of proceeds in a debt financing transaction in an amount sufficient to pay the aggregate cash consideration payable to the Sponsors in connection with the Repurchase Transaction. The Repurchase Transaction is expected to close in August 2021.

The Repurchase Agreement provides for certain termination rights for both the Partnership Entities and the Sponsors, including if (a) the Repurchase Transaction is not consummated on or before September 30, 2021 or (b) there is a material breach of the terms of the Repurchase Agreement by the other party, which breach cannot be cured within 45 days (or by September 30, 2021 if such date is earlier than the final date of the 45-day period).

The above description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

The Company is managed and controlled by GP LLC. GP LLC is wholly owned by Hess Infrastructure Partners GP LLC (“HIP GP”), and HIP GP is owned 50% by HINDL and 50% by GIP. As a result, certain individuals, including officers and directors of Hess Corporation, HINDL, GIP, HIP GP and the General Partner, serve as officers and/or directors of more than one of such other entities. In addition, after giving effect to the Repurchase Transaction, each of HINDL and GIP has beneficial ownership of 449,000 Class A Shares, 114,133,464 Class B Shares and 114,133,464 Class B Units. Such Class A Shares, Class B Shares and Class B Units collectively represent an approximate 90.5% voting interest and 3.6% economic interest in the Company and an approximate 90.5% economic interest in HESM OpCo.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2021, the Company issued a news release announcing a cash distribution of $0.5042 per Class A share for the quarter ended June 30, 2021 and the execution of the Repurchase Agreement.

A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Cautionary Statement Relevant to Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements regarding future events. These forward-looking statements are based on the Company’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. For a further discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K and in other filings made by the Company with the Securities and Exchange Commission. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available.

Item 9.01.	Exhibits

10.1	Unit Repurchase Agreement, dated as of July 27, 2021, by and among Hess Midstream LP, Hess Midstream Operations LP, Hess Investments North Dakota LLC and GIP II Blue Holding Partnership, L.P.

99.1	News Release Announcing Quarterly Distribution and the Repurchase Agreement

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESS MIDSTREAM LP

	By:	Hess Midstream GP LP,
its general partner

	By:	Hess Midstream GP LLC,
its general partner

Date: July 30, 2021	By:	/s/ Jonathan C. Stein
Name: Jonathan C. Stein
Title: Chief Financial Officer